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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2003

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

          New York               1-4346                     11-2418067
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      (State or other         (Commission                  (IRS Employer
      jurisdiction of         File Number)              Identification No.)
      incorporation)

                 388 Greenwich Street, New York, New York          10013
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               (Address of principal executive offices)          (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits:

Exhibit No.                               Description
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
  1.01            Terms Agreement, dated June 24, 2003, between the Company and
                  Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Equity Linked Securities
                  (ELKS (SM)) based on the common stocks of American
                  International Group, Inc., Dell Computer Corporation, E.I. du
                  Pont de Nemours and Company, McDonald's Corporation and
                  Wal-Mart Stores, Inc. due June 28, 2004.

  4.01            Form of Note for the Company's Equity Linked
                  Securities (ELKS (SM)) based on the common stocks of American
                  International Group, Inc., Dell Computer Corporation, E.I. du
                  Pont de Nemours and Company, McDonald's Corporation and
                  Wal-Mart Stores, Inc. due June 28, 2004.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2003                                 CITIGROUP GLOBAL MARKETS
                                                            HOLDINGS INC.

                                                     By: /s/ Mark Kleinman
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                                                        Mark I. Kleinman
                                                        Treasurer